Exhibit 99.2

MYGO GAMES HOLDING CO.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

MAY 31, 2014

(Unaudited – Expressed in U.S. Dollars)

Unaudited Pro Forma Condensed Combined Balance Sheet
As of May 31, 2014

	(MyGO Games Holding Co.)	My Go Games, LLC	Pro Forma Adjustments		Pro Forma
			Dr	Cr
ASSETS
Cash and Cash equivalents	$151,454	$498,904			$650,358
Accounts receivable	357	-			357
Total Current Assets	151,811	498,904			650,715

Investments in joint ventures-controlled by affiliate	497,928	-	2,072	500,000	-
Due from affiliate	-	7,833			7,833
TOTAL ASSETS	$649,739	$506,737			$658,548

LIABILITIES AND STOCKHOLDERS EQUITY

CURRENT LIABILITIES
Accounts payable and accrued liabilities	246,940	18,764			265,704
Current portion of convertible notes payable, net	4,904	-			4,904
Current portion of convertible notes payable, net	96,319	-			96,319
Total current liabilities	348,163	18,764			366,927

LONG TERM LIABILITIES
Convertible loan payable, net	26,194	-			26,194
Convertible loan payable due to related party	500,288	-			500,288
TOTAL LIABILITIES	874,645	18,764			893,409

STOCKHOLDERS' EQUITY
Common Stock 24,989,939 outstanding	2,499	-	2,499		-
Members’ equity	-	500,500	500,000		500
Additional paid in capital	3,633,514	-	1,884,218		1,749,296
Excess of fair value of shares over net assets			1,972,130		(1,972,130)
Accumulated deficit	(3,860,919)	(12,527)		3,860,919	(12,527)
Total Stockholders' Deficit	(224,906)	487,973			(234,861)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$649,739	$506,737			$658,548

The accompanying notes are an integral part of these pro-forma consolidated financial statements

Unaudited Pro Forma Condensed Combined Statement of Operations
For The Period Ended May 31, 2014

	For the period ended May 31, 2014
	MyGO Games Holding Co.	My Go Games, LLC	Pro Forma Adjustments		Pro Forma
			Dr	Cr
REVENUE
Software Sales	$1,065	$-			$1,065
GROSS PROFIT	1,065	-			1,065

OPERATING EXPENSES
General and administrative expenses	362,494	12,527			375,021
Loss on acquisition of 20% of Novalon	25,000	-			25,000
Net loss from minority owned entity	2,072	-		2,072	-
LOSS FROM OPERATIONS	(388,501)	(12,527)			(398,956)

OTHER INCOME (EXPENSE)
Interest expense	(437,531)	-			(437,531)

NET LOSS	$(826,032)	$(12,527)			$(836,487)
NET LOSS PER COMMON SHARE					$(0.012)
Basic	19,798,662	50,323,526			70,122,188

The accompanying notes are an integral part of these pro-forma consolidated financial statements

MYGO GAMES HOLDING CO.
NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
As at May 31, 2014
(Unaudited)

1.	BASIS OF PRESENTATION

The following unaudited pro forma condensed combined financial data is provided for informational purposes only. The unaudited pro forma condensed combined financial information is not necessarily indicative of operating results that would have been achieved had the Acquisition been completed as of May 31,2014 and does not intend to project the future financial results of MyGO Games Holding Co. after the transaction. The unaudited pro forma condensed combined balance sheet does not purport to reflect what our financial condition would have been had the transaction closed on May 31, 2014 or for any future or historical period.

MyGO Games Holding Co.’s  fiscal year ended on August 31, 2013 and My Go Games, LLC’s fiscal year ends on August 31, 2014. The unaudited pro forma condensed combined balance sheet combines the interim unaudited consolidated balance sheets of both MyGO Games Holding Co. and My Go Games, LLC as of May 31, 2014. The 9 month unaudited pro forma condensed combined income statement combines My GO Games Holding Co.’s period ended May 31, 2014 with the My Go Games, LLC’s period ended May 31, 2014. The interim unaudited pro forma condensed combined income statement combines MyGO Games Holding Co. three months ended May 31, 2014 and My Go Games, LLC  month ended May 31, 2014.

You should read the unaudited pro forma condensed combined financial information in conjunction with the following information:

•	Notes to the unaudited pro forma condensed combined financial information.

•	Current Report on Form 8-K filed June 23, 2014.

•
Unaudited interim financial statements of MyGO Games Holding Co. as of and for the quarter ended May 31, 2014 which are included in the Form 10-Q filing for the quarter ended May 31, 2014, as filed with the SEC.

•	Audited financial statements of the My Go Games, LLC business as of and for the period ended May 31, 2014, which are included in Exhibit 99.1 of the September 4, 2014 8K/A.

2.	ACQUISITION

The transaction will be accounted for as a reverse merger (“RTO”) accompanied by a recapitalization, involving a non-operating public shell MyGO Games Holding Co. (“MYGGH”) and the private operating company My Go Games, LLC (“MGGLLC”).

On May 5, 2014, the Company was formed for the purpose of being a joint venture company.  On May 21, 2014,  MYGGH entered into a Joint Venture Agreement (“GO JV Agreement”) with Great Outdoors, LLC (“GO”). MGGLLC  was created to operate the joint venture. The purpose of the joint venture is to improve upon the Company’s and GO’s existing games and develop and commercialize new games. MGGLLC is owned by GO (80%) and MYGGH (20%). The GO JV Agreement calls for MYGGH and GO to enter into a member control agreement which permits the appointment of three governors of MGGLLC, two to be appointed by GO and one to be appointed by MYGGH.

On May 27, 2014 MYGGH entered into a convertible note with GO for $500,000.  MYGGH then made an initial investment in the Company with this cash.  Per the Master Services Agreement the Company must pay all operating expenses for MYGGH.

MYGO GAMES HOLDING CO.
NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
As at May 31, 2014
(Unaudited)

On June 19, 2014, MYGGH entered into a share exchange agreement (the “Share Exchange Agreement”) with GO and MGGLLC, pursuant to which MYGGH issued 50,323,526 shares of its common stock (the “Exchange Shares”) for all of the issued and outstanding membership interests of MGGLLC held by GO (the “Share Exchange”). Prior to the Share Exchange MGGLLC was owned 20% by the Company and 80% by GO.  GO is owned 100% by Daniel Hammett a director of the Company and following the closing of the Share Exchange, the Company’s Chief Executive Officer.

After reflecting the pro forma RTO adjustments, the excess of the purchase consideration over the adjusted book values of MYGGH’s assets and liabilities has been allocated in full to the equity section of the balance sheet. Upon consummation of the proposed transaction, the fair value of all identifiable assets and liabilities acquired will be determined. The Company does not expect there to be any difference between fair value and current value.  Therefore, it is unlikely that the fair values of assets and liabilities acquired will vary from those shown below.

The preliminary purchase price allocation is subject to change and is summarized as follows:

Cash	151,454
Prepaid expenses and other current assets	357
Investment in joint venture	497,928
Net assets acquired	649,739

Accounts payable and accrued liabilities	(246,940)
Current portion convertible notes payable	(101,223)
Long Term portion of convertible notes payable	(26,194)
Long Term portion of convertible notes payable- related party	(500,288)
Loss on investment	2,072
Net liabilities acquired	(872,573)

Fair value of 50,323,526 shares issued by MyGO Games Holding Co.	1,749,296

Aggregate fair value of consideration paid	1,972,130

3.	PRO-FORMA ASSUMPTIONS AND ADJUSTMENTS

The unaudited pro forma consolidated financial statements incorporate the following pro forma assumptions:

a)	Eliminating entry to adjusts off intercompany balances:

i.	Loss on investment
ii.	Investment in joint venture

b)	Recapitalization reflecting the following:

i.	Eliminate MYGGH stock equity
ii.	Tie in equity to fair value of transaction
iii.	Reduce equity by excess of fair value over net assets acquired
iv.	Eliminate MYGGH accumulated deficit

MYGO GAMES HOLDING CO.
NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
As at May 31, 2014
(Unaudited)

4.	PRO-FORMA CAPITAL STOCK AND ADDITIONAL PAID-IN CAPITAL

	Shares	Amount $	Additional paid in Capital $	Accumulated Deficit $	Excess Fair Market $	Total
Balance, August 31, 2013	15,234,339	1,523	2,898,220	(3,034,887)		(135,144)
Shares Issued for conversion of notes	9,755,600	976	516,804			517,780
Shares Issued on company formation		500				500
Discount on issuance of convertible notes			218,490			218,490
Re-capitalization upon RTO	50,323,526	(2,499)	(1,884,218)	3,858,847	(1,972,130)	-
Net loss				(836,487)		(836,487)
Balance, May 31, 2014	75,313,465	500	1,749,296	(12,527)	(1,972,130)	(234,861)

5.	PRO-FORMA LOSS PER SHARE

Pro forma basic loss per share for the nine months ended May 31, 2014 and the year ended August 31, 2013 has been calculated based on actual weighted average number of MyGGH common shares outstanding for the respective periods and the assumed number of MYGGH common shares issued to GO shareholders being effective on September 1, 2013.

	Nine months ended May 31, 2014	Year ended August 31, 2013

Actual weighted average number of MyGO Games Holding Co. common shares outstanding	19,798,662	7,860,789
Assumed number of MyGO Games Holding Co. common shares to be issued pursuant to the Transaction	50,323,526	50,323,526

Pro-forma weighted average number of shares outstanding	70,122,188	58,184,315

Pro-forma net loss	(836,487)	(860,301)

Pro-forma adjusted basic and diluted loss per share	(0.012)	(0.015)